As filed with the Securities and Exchange Commission on January 30, 2018

1933 Act File No. [_____________]

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT of 1933 ☒
PRE-EFFECTIVE AMENDMENT NO. ____ ☐
POST-EFFECTIVE AMENDMENT NO. ____ ☐

EATON VANCE MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

(617) 482-8260
(Registrant’s Telephone Number)

MAUREEN A. GEMMA
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.
It is proposed that this filing will become effective on March 1, 2018 pursuant to Rule 488 under the Securities Act of 1933, as amended.
Title of Securities Being Registered: Shares of beneficial interest, no par value, of the Registrant.
No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents.

Cover Sheet

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

Exhibits

EATON VANCE GLOBAL SMALL-CAP FUND

Two International Place
Boston, Massachusetts 02110

[March 8], 2018

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Global Small-Cap Fund (“Global Small-Cap Fund”), a series of Eaton Vance Special Investment Trust (“Special Investment Trust”), on [May 17], 2018 to consider a proposal to approve an Agreement and Plan of Reorganization to exchange Class A shares, Class C shares and Class I shares of Global Small-Cap Fund for corresponding shares of Eaton Vance Global Small-Cap Equity Fund (“Global Small-Cap Equity Fund”), a series of Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”) (the “Plan”). The investment objective of both Global Small-Cap Fund and Global Small-Cap Equity Fund is to seek long-term total return. The enclosed combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) describes the Reorganization in detail. We ask you to read the enclosed information carefully and to submit your vote promptly.

After consideration and recommendation by Eaton Vance Management, the Boards of Trustees of Special Investment Trust and Mutual Funds Trust have determined that it is in the best interests of Global Small-Cap Fund and Global Small-Cap Equity Fund to reorganize Global Small-Cap Fund into Global Small-Cap Equity Fund. As shareholders of Global Small-Cap Fund, you can be expected to benefit from the Reorganization because you would become shareholders of a larger combined fund that is expected to have a lower total expense ratio after the Reorganization than that of your fund, both before and after expense reimbursements, and that would continue to provide exposure to a diversified portfolio of global small-cap equity securities.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, Global Small-Cap Fund does need your vote. You can vote by mail, telephone or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy by a signed writing filed with Special Investment Trust’s Secretary, by executing and delivering a later dated proxy, or by attending the meeting and voting your shares in person (please see page 16 for additional information). By voting promptly, you can help Global Small-Cap Fund avoid the expense of additional mailings.

If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday 8:30 a.m. to 5:30 p.m. (Eastern Time). Your participation in this vote is extremely important.

Sincerely,

Payson F. Swaffield President Eaton Vance Special Investment Trust

Your vote is important – please VOTE promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone, or over the internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

EATON VANCE GLOBAL SMALL-CAP FUND

Two International Place
Boston, Massachusetts 02110

Notice of Special Meeting of Shareholders
To Be Held [May 17], 2018

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on [Thursday], [May 17], 2018: The Notice of Special Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Reports are available on the Eaton Vance website at [https://eatonvance.com/funddocuments].

A Special Meeting of Shareholders of Eaton Vance Global Small-Cap Fund (“Global Small-Cap Fund”) will be held at its principal office at Two International Place, Boston, Massachusetts 02110, on [Thursday, May 17], 2017 at [2:00 p.m.] (Eastern Time), for the following purposes:

1.	To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize Global Small-Cap Fund into Eaton Vance Global Small-Cap Equity Fund (“Global Small-Cap Equity Fund”). The Plan provides for the transfer of all of the assets and liabilities of the Class A, Class C and Class I shares of Global Small-Cap Fund in exchange for the corresponding shares of Global Small-Cap Equity Fund; and
2.	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

The proposal is discussed in greater detail in the following pages. Any such vote FOR or AGAINST the proposal will also authorize the persons named as proxies to vote accordingly FOR or AGAINST any such adjournment of the Special Meeting.

The meeting is called pursuant to the By-Laws of Eaton Vance Special Investment Trust (“Special Investment Trust”). The Board of Trustees of Special Investment Trust has fixed the close of business on [February 26], 2018 as the record date for the determination of the shareholders of Global Small-Cap Fund entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. The Proxy Statement and accompanying material are being mailed to shareholders on or about [March 8], 2018.

By Order of the Board of Trustees,

Maureen A. Gemma Secretary Eaton Vance Special Investment Trust

[March 8], 2018

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of Special Investment Trust avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

PROXY STATEMENT/PROSPECTUS

Acquisition of the Assets of

EATON VANCE GLOBAL SMALL-CAP FUND

By and In Exchange for Shares of

EATON VANCE GLOBAL SMALL-CAP EQUITY FUND

Two International Place

Boston, Massachusetts 02110

[March 8], 2018

We are sending you this combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) in connection with the Special Meeting of Shareholders (the “Special Meeting”) of Eaton Vance Global Small-Cap Fund (“Global Small-Cap Fund”), a series of Eaton Vance Special Investment Trust, a Massachusetts business trust registered as an open-end management investment company (“Special Investment Trust”), to be held on [May 17], 2018 (the “Meeting Date”) at [2:00 p.m.] (Eastern Time), at Two International Place, Boston, MA 02110. This document is both the Proxy Statement of Global Small-Cap Fund and a Prospectus of Eaton Vance Global Small-Cap Equity Fund (“Global Small-Cap Equity Fund”), a series of Eaton Vance Mutual Funds Trust (“Mutual Funds Trust” and collectively, with Special Investment Trust, the “Trusts”). Each of Global Small-Cap Fund and Global Small-Cap Equity Fund hereinafter is sometimes referred to as a “Fund” or collectively as the “Funds”. A proxy card is enclosed with the foregoing Notice of a Special Meeting of Shareholders for the benefit of shareholders who wish to vote, but do not expect to be present at the Special Meeting. Shareholders also may vote by telephone or over the Internet. The proxy is solicited on behalf of the Board of Trustees (the “Board” or “Trustees”) of Special Investment Trust.

This Proxy Statement/Prospectus relates to the proposed reorganization of Global Small-Cap Fund into Global Small-Cap Equity Fund (the “Reorganization”). The form of Agreement and Plan of Reorganization (the “Plan”) is attached as Appendix A and provides for the transfer of all of the assets and liabilities of Global Small-Cap Fund to Global Small-Cap Equity Fund in exchange for shares of Global Small-Cap Equity Fund. Following the transfer, Global Small-Cap Equity Fund shares will be distributed to shareholders of Global Small-Cap Fund and Global Small-Cap Fund will be terminated. As a result, each shareholder of Global Small-Cap Fund will receive Global Small-Cap Equity Fund shares equal to the value of such shareholder’s Global Small-Cap Fund shares, calculated as of the close of regular trading on the New York Stock Exchange on the Closing Date (as defined herein).

Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with Global Small-Cap Fund’s proxy tabulator, AST Fund Solutions, LLC, 48 Wall Street, 22nd Floor, New York, NY 10005, or by executing and delivering a later-dated proxy, or by attending the Special Meeting and voting the shares in person. If you attend the Special Meeting in person, please be prepared to present photo identification and proof of share ownership (please refer to page 16 for additional information). Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. This Proxy Statement/Prospectus is initially being mailed to shareholders on or about [March 8], 2018. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means. By voting promptly, you can avoid additional solicitations by telephone or other means.

The Trustees have fixed the close of business on [February 28], 2018 as the record date (“Record Date”) for the determination of the shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Shareholders at the close of business on the Record Date will be entitled to one vote for each share of Global Small-Cap Fund held. The number of shares of beneficial interest of each class of Global Small-Cap Fund outstanding on the Record Date and the persons who held of record or beneficially five percent or more of the outstanding shares of the Funds as of [February 28], 2018, along with similar pro forma information for the combined fund as if the Reorganization had been consummated on [February 28], 2018, are set forth in Appendix B.

This Proxy Statement/Prospectus sets forth concisely the information that you should know when considering the Reorganization. You should read and retain this Proxy Statement/Prospectus for future reference. The following documents are on file with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Proxy Statement/Prospectus.

•	The Prospectus (the “Global Small-Cap Prospectus”) and Statement of Additional Information (the “Global Small-Cap SAI”) of Global Small-Cap Fund, each dated May 1, 2017, as supplemented;

•	The Prospectus (the “Global Small-Cap Equity Prospectus”) and Statement of Additional Information (the “Global Small-Cap Equity SAI”) of Global Small-Cap Equity Fund, each dated March 1, 2018;

•	The Annual Report and unaudited Semi-Annual Report to shareholders dated December 31, 2016 and June 30, 2017, respectively, of Global Small-Cap Fund; and

•	The Annual Report to Shareholders dated October 31, 2017 of Global Small-Cap Equity Fund (formerly Eaton Vance Tax-Managed Global Small-Cap Fund).

To ask questions about this Proxy Statement/Prospectus, please call our toll-free number at 1-800-262-1122 Monday through Friday 8:30 a.m. to 5:30 p.m. (Eastern Time).

Copies of each of the documents incorporated by reference referred to above are available upon oral or written request and without charge. To obtain a copy, write to the Funds, c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator – Mutual Fund Services, or call 1-800-262-1122, Monday through Friday 8:30 a.m. to 5:30 p.m. (Eastern Time). The foregoing documents may also be obtained on the Internet at www.eatonvance.com. In addition, the SEC maintains a website at www.sec.gov that contains the documents described above and other information about the Funds.

The SEC has not approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

SUMMARY	1
FUND EXPENSES	3
BOARD CONSIDERATIONS - REASONS FOR THE REORGANIZATION	4
INFORMATION ABOUT THE REORGANIZATION	7
HOW DO THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND POLICIES OF GLOBAL SMALL-CAP FUND COMPARE TO THOSE OF GLOBAL SMALL-CAP EQUITY FUND?	12
PRINCIPAL RISK FACTORS	14
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	15
INFORMATION ABOUT THE FUNDS	15
VOTING INFORMATION	16
DISSENTERS RIGHTS	18
GLOBAL SMALL-CAP FUND FINANCIAL HIGHLIGHTS	19
GLOBAL SMALL-CAP EQUITY FUND FINANCIAL HIGHLIGHTS	21
EXPERTS	22
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B: OUTSTANDING SHARES AND 5% HOLDERS	B-1

SUMMARY

The following is a summary of certain information contained in or incorporated by reference in this Proxy Statement/Prospectus. This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Proxy Statement/ Prospectus, the Plan and the other documents referred to herein.

Proposed Transaction. The Trustees of Special Investment Trust have approved the Plan, which provides for the transfer of all of the assets of Global Small-Cap Fund to Global Small-Cap Equity Fund in exchange for the issuance of Global Small-Cap Equity Fund shares and the assumption of all of Global Small-Cap Fund’s liabilities by Global Small-Cap Equity Fund at a closing to be held as soon as practicable following approval of the Reorganization by shareholders of Global Small-Cap Fund at the Special Meeting, or any adjournments or postponements thereof, and the satisfaction of all the other conditions to the Reorganization (the “Closing”). The Plan is attached hereto as Appendix A. Following the transfer, Global Small-Cap Equity Fund shares will be distributed to shareholders of Global Small-Cap Fund and Global Small-Cap Fund will be terminated. As a result of the Reorganization, each shareholder of Global Small-Cap Fund will receive full and fractional Global Small-Cap Equity Fund shares equal in value at the close of regular trading on the New York Stock Exchange (the “Closing Date”) to the value of such shareholder’s shares of Global Small-Cap Fund. The value of each shareholder’s shares of Global Small-Cap Equity Fund immediately after the Reorganization will be the same as the value of such shareholder’s Global Small-Cap Fund shares immediately prior to the Reorganization.

At or prior to the Closing, Global Small-Cap Fund shall declare a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, its net tax-exempt interest income, and all of its net capital gains, if any, realized for the taxable year ending at the Closing. The Trustees, including the Trustees who are not “interested persons” of Special Investment Trust and Mutual Funds Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), have determined that the interests of existing shareholders of each Fund will not be diluted as a result of the transaction contemplated by the Reorganization and that the Reorganization is in the best interests of each Fund. The Trustees of Mutual Funds Trust (including the Independent Trustees) have also approved the Plan on behalf of Global Small-Cap Equity Fund.

Background for the Proposed Transaction. The Trustees of Special Investment Trust considered a number of factors in approving the Reorganization, including the investment objectives, restrictions and policies of the Funds; the effect of the Reorganization on the class structure and Fund fees and services; and the costs, tax consequences and proposed terms of the Reorganization. The Trustees considered that, among other things, combining the Funds would be expected to produce additional economies of scale and reduce the total expense ratio both before and after expense reimbursements for Global Small-Cap Fund’s shareholders, and the Reorganization would be tax-free for federal income tax purposes. Moreover, the Trustees considered that shareholders of Global Small-Cap Fund would benefit from a larger combined fund with the same investment objective and investment policies and that invests in substantially the same securities.

The Trustees of Special Investment Trust believe that the proposed Reorganization is in the best interests of Global Small-Cap Fund for the reasons described herein and has recommended that Global Small-Cap Fund’s shareholders vote “FOR” the Reorganization.

Investment Objectives, Restrictions and Policies. Each Fund’s investment objective is to seek long-term total return. The principal investment strategies and risks of Global Small-Cap Fund and Global Small-Cap Equity Fund are the same and their fundamental and non-fundamental investment restrictions are substantially the same. Each Fund invests at least 80% of its net assets in equity securities of small-cap companies as follows:

•	Each Fund invests at least 80% of its net assets in equity securities of small-cap companies, defined as companies with market capitalizations in the range of the MSCI World Small Cap Index (“Small-Cap Companies”). As of [February 28], 2018, the MSCI World Small Cap Index had a capitalization range of $[ ] million to $[ ] billion and the average market capitalizations of the companies owned by Global Small-Cap Fund and Global Small-Cap Equity Fund were $[ ] billion and $[ ] billion, respectively. As of [February 28], 2018, approximately 100% of each Fund was invested in Small-Cap Companies.
1

•	Each Fund is a global fund and invests (i) at least 25% of its net assets in companies located outside of the United States, which may include emerging market countries; and (ii) in issuers located in at least five different countries (including the United States). As of [February 28], 2018, approximately [ ]% of each Fund’s assets were invested in securities of issuers located outside the United States.

See “HOW DO THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND POLICIES OF GLOBAL SMALL-CAP FUND COMPARE TO THOSE OF GLOBAL SMALL-CAP EQUITY FUND?” for additional information.

Prior to March 1, 2018, Global Small-Cap Equity Fund was known as Eaton Vance Tax-Managed Global Small-Cap Fund. The Fund’s investment objective was to seek long-term, after-tax returns and it was managed by balancing investment and tax considerations, and taking into account the taxes payable by shareholders in connection with distributions of investment income and net realized gains. Effective March 1, 2018, the Fund changed its investment objective to seeking long-term total return and it no longer employs a tax-managed strategy.

In addition, prior to January 19, 2018, Global Small-Cap Equity Fund implemented its investment policies by investing all of its investable assets in Tax-Managed Global Small Cap Portfolio (the “Portfolio”), which had an investment objective and investment strategies identical to those of Global Small-Cap Equity Fund. Effective as of January 19, 2018, Global Small-Cap Equity Fund redeemed all of its interest in the Portfolio in exchange for the Portfolio’s investment securities (the “Withdrawal”), and the Portfolio was terminated thereafter. Global Small-Cap Equity Fund has continued since the Withdrawal to pursue its investment objective by investing directly in investment securities. The Withdrawal resulted in a reduction in Global Small-Cap Equity Fund’s total expense ratio both before and after expense reimbursements as a result of no longer bearing its share of Portfolio-level expenses.

Fund Fees, Expenses and Services. Global Small-Cap Equity Fund (total net assets of approximately $25 million as of December 31, 2017) is larger in size than Global Small-Cap Fund (total net assets of approximately $19 million as of December 31, 2017). As described below, Global Small-Cap Equity Fund has the same total expense ratio after expense reimbursements as the Global Small-Cap Fund, and the combined fund is expected to have a lower total expense ratio both before and after expense reimbursements than the Global Small-Cap Fund. As the result of the Reorganization, Global Small-Cap Fund’s shareholders are expected to benefit from the combined fund’s lower total expense ratio.

Each Fund offers Class A, Class C and Class I shares and the privileges and services associated with Class A, Class C and Class I shares of each Fund are identical. In the Reorganization, shareholders of Global Small-Cap Fund will receive shares of the corresponding class of shares of Global Small-Cap Equity Fund.

Distribution Arrangements. Shares of each Fund are sold on a continuous basis by Eaton Vance Distributors, Inc. (“EVD”), the Funds’ principal underwriter. Class A shares of each Fund are sold at net asset value per share plus a sales charge; Class C shares of each Fund are sold at net asset value, with certain redemptions subject to a maximum 1.00% CDSC; and Class I shares of each Fund are sold at net asset value, with no sales charges. Class A shares of each Fund pay a distribution and service fee of 0.25% of average daily net assets annually. Class C shares of each Fund pay distribution and service fees equal to 1.00% of average daily net assets annually. Class I shares of each Fund pay no distribution and service fees. As a result of the Reorganization, holders of Class A, Class C and Class I shares of Global Small-Cap Fund would receive shares of the corresponding classes of Global Small-Cap Equity Fund.

Redemption Procedures and Exchange Privileges. The Funds operate under the same redemption procedures pursuant to which proceeds of a redemption are remitted by wire or check after receipt of proper documents including signature guarantees, if required. The respective classes of each Fund have the same exchange privileges.

Tax Consequences. Global Small-Cap Fund expects to obtain an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes. As such, Global Small-Cap Fund’s shareholders will not recognize a taxable gain or loss on the receipt of shares of Global Small-Cap Equity Fund in liquidation of their interest in Global Small-Cap Fund. Their tax basis in Global Small-Cap Equity Fund shares received in the Reorganization will be the same as their tax basis in Global Small-Cap Fund shares, and their holding period in Global Small-Cap Equity Fund shares received will include their holding period in Global Small-Cap Fund shares. As of October 31, 2017, neither Fund had any capital loss carryforwards.

2

FUND EXPENSES

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds and the pro forma fees and expenses of the combined fund. Shareholder fees reflect the fees currently in effect for each Fund. Annual Fund Operating Expenses reflect the expenses of Global Small-Cap Fund for the semi-annual period ended June 30, 2017 and of Global Small-Cap Equity Fund for the fiscal year ended October 31, 2017. In addition, the Annual Fund Operating Expenses shown below for Global Small-Cap Equity Fund reflect the expenses of the Fund and the Portfolio during the period. The pro forma fees and expenses of the combined Fund are based on the amounts shown in the table for each Fund, assuming the Reorganization occurred as of November 1, 2016, the beginning of the 12 month period ended October 31, 2017. The pro forma fees and expenses of the combined Fund shown below also reflect adjustments resulting from Global Small-Cap Equity Fund’s transition on January 19, 2018 from implementing its investment strategies by investing solely in the Portfolio to investing directly in investment securities. Pro forma numbers are estimated and therefore actual expenses may vary.

Fund Fees and Expenses

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (before Expense Reimbursement)	Expense Reimbursement	Total Annual Fund Operating Expenses (after Expense Reimbursement)
Global Small-Cap Fund
Class A	0.90%	0.25%	1.02%	2.17%	-0.77%*	1.40%
Class C	0.90%	1.00%	1.02%	2.92%	-0.77%*	2.15%
Class I	0.90%	n/a	1.02%	1.92%	-0.77%*	1.15%

Global Small-Cap Equity Fund
Class A	0.90%	0.25%	1.05%	2.20%	-0.80%**	1.40%
Class C	0.90%	1.00%	1.05%	2.95%	-0.80%**	2.15%
Class I	0.90%	n/a	1.05%	1.95%	-0.80%**	1.15%

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (before Expense Reimbursement)	Expense Reimbursement***	Total Annual Fund Operating Expenses (after Expense Reimbursement)
Pro Forma Combined Fund
Class A	0.90%	0.25%	0.60%	1.75%	-0.40%	1.35%
Class C	0.90%	1.00%	0.60%	2.50%	-0.40%	2.10%
Class I	0.90%	n/a	0.60%	1.50%	-0.40%	1.10%

*The investment adviser, administrator and sub-adviser have agreed to reimburse Global Small-Cap Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.40% for Class A shares, 2.15% for Class C shares, and 1.15% for Class I shares. This expense reimbursement will continue through April 30, 2018. Any amendment to or termination of this reimbursement would require approval of the Trustees of Special Investment Trust. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.

**The investment adviser, administrator and sub-adviser agreed to reimburse Global Small-Cap Equity Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceeded 1.40% for Class A shares, 2.15% for Class C shares, and 1.15% for Class I shares. This expense reimbursement continued through December 31, 2017. The expense reimbursement related to ordinary operating expenses only and did not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.

***Effective January 1, 2018, in anticipation of the Reorganization, the investment adviser, administrator and sub-adviser have agreed to reimburse Global Small-Cap Equity Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.35% for Class A

3

shares, 2.10% for Class C shares, and 1.10% for Class I shares. This expense reimbursement will continue through February 29, 2020. Any amendment to or termination of this reimbursement would require approval of the Trustees of Mutual Funds Trust. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. This Example reflects expenses of Global Small-Cap Fund for the semi-annual period ended June 30, 2017 and of Global Small-Cap Equity Fund for the fiscal year ended October 31, 2017. In addition, the Example for Global Small-Cap Equity Fund shown below reflects the expenses of the Fund and the Portfolio during the period. Pro forma expenses of the combined fund are included assuming consummation of the Reorganization as of November 1, 2016, the beginning of the 12 month period ended October 31, 2017. The pro forma Example for the combined Fund shown below also reflects adjustments resulting from Global Small-Cap Equity Fund’s transition on January 19, 2018 from implementing its investment strategies by investing solely in the Portfolio to investing directly in investment securities. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Global Small-Cap Fund
Class A	$709	$1,145	$1,606	$2,877
Class C	$318	$831	$1,470	$3,188
Class I	$117	$528	$965	$2,181

Global Small-Cap Equity Fund
Class A	$709	$1,151	$1,618	$2,904
Class C	$318	$837	$1,482	$3,214
Class I	$117	$535	$978	$2,210

Pro Forma Combined Fund
Class A	$705	$1,058	$1,434	$2,488
Class C	$313	$740	$1,295	$2,806
Class I	$112	$435	$781	$1,756

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Global Small-Cap Fund
Class A	$709	$1,145	$1,606	$2,877
Class C	$218	$831	$1,470	$3,188
Class I	$117	$528	$965	$2,181
Global Small-Cap Equity Fund
Class A	$709	$1,151	$1,618	$2,904
Class C	$218	$837	$1,482	$3,214
Class I	$117	$535	$978	$2,210

Pro Forma Combined Fund
Class A	$705	$1,058	$1,434	$2,488
Class C	$213	$740	$1,295	$2,806
Class I	$112	$435	$781	$1,756

4

BOARD CONSIDERATIONS - REASONS FOR THE REORGANIZATION

The Reorganization has been considered by the Board of Special Investment Trust. In reaching the decision to recommend that the shareholders of Global Small-Cap Fund vote to approve the Reorganization, the Trustees considered a number of factors, including factors identified by Global Small-Cap Fund’s investment adviser in connection with its recommendation that the Trustees approve the Reorganization. The Trustees, including the Independent Trustees, concluded that the Reorganization would be in the best interest of Global Small-Cap Fund, and that the interests of existing shareholders would not be diluted as a consequence thereof. The factors considered by the Trustees include the following:

•	Objectives, Restrictions and Policies. The Funds have the same investment objectives and policies and each Fund is a diversified fund. The Funds’ fundamental and non-fundamental investment restrictions are substantially the same. Each Fund invests at least 80% of its net assets in equity securities of Small-Cap Companies.

•	Effect on Class Structure and Services. Each Fund offers Class A, Class C and Class I shares. As a result of the Reorganization, holders of Class A, Class C and Class I shares of Global Small-Cap Fund would receive Class A, Class C and Class I shares of Global Small-Cap Equity Fund. The privileges and services associated with Class A, Class C and Class I shares of each Fund are identical.

On March 1, 2018, Global Small-Cap Fund discontinued sales of its shares, except shares purchased by: (1) existing shareholders (including those who acquire shares through the reinvestment of dividends and distributions and those who received shares in connection with a reorganization); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that have selected it prior to the close of business on March 1, 2018.

•	Effect on Fund Fees, Expenses and Services. The advisory fee rate for each Fund is 0.75% annually of average daily net assets up to $500 million and at identical reduced rates at identical higher asset levels, as shown in the table below. Each Fund also is subject to an administrative services fee of 0.15% of average daily net assets annually, resulting in total annual management fees of 0.90% of average daily net assets up to $500 million.

Under its investment advisory agreement with each Fund, Boston Management and Research (“BMR”), a wholly owned subsidiary of Eaton Vance Management (“EVM”), receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.750%
$500 million but less than $1 billion	0.725%
$1 billion but less than $2.5 billion	0.700%
$2.5 billion but less than $5 billion	0.680%
$5 billion and over	0.665%

For each Fund, the effective annual rate of investment advisory fee paid to BMR during the Fund’s most recent fiscal year, based on average daily net assets of the Fund, was 0.75%. BMR pays Eaton Vance Adviser International Ltd. (“EVAIL”), also a wholly owned subsidiary of EVM, a portion of its fees for sub-advisory services provided to each Fund.

Global Small-Cap Equity Fund, with net assets at December 31, 2017 of approximately $25 million, is larger than Global Small-Cap Fund, which had net assets at December 31, 2017 of approximately $19 million.

BMR, EVAIL and EVM (“Eaton Vance”), Global Small-Cap Equity Fund’s administrator, have agreed to increase expense reimbursements to Global Small-Cap Equity Fund. Effective January 1, 2018, Eaton Vance has agreed to reimburse Global Small-Cap Equity Fund’s total annual operating expenses to the extent they exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class I shares. This expense reimbursement will continue through February 29, 2020. As shown under “Fund Fees and Expenses” above, the pro forma annual Other Expenses of Global Small-Cap Equity Fund after the Reorganization are expected

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to be 0.42% lower than the Other Expenses of Global Small-Cap Fund and the pro forma annual total expense ratio (after expense reimbursements) applicable to each class of Global Small-Cap Equity Fund is expected to be 0.05% lower than the annual total expense ratio (after expense reimbursements) of each corresponding class of shares of Global Small-Cap Fund.

As described below under “Impact on Eaton Vance”, the Board considered that each Fund has the same adviser (BMR) and sub-adviser (EVAIL) and the same portfolio managers. After the Reorganization, BMR and EVAIL will continue to serve as investment adviser and investment sub-adviser, respectively, to Global Small-Cap Equity Fund and the portfolio managers will remain the same.

•	Costs of the Reorganization. Global Small-Cap Fund is responsible for bearing the costs of the Reorganization, including printing, mailing and solicitation costs. However, because Eaton Vance has agreed to limit the total expenses of the Global Small-Cap Fund and reimburse the Fund for expenses in excess of that limit, Eaton Vance will bear the costs of the Reorganization, which are estimated to be approximately $35,000.

•	Tax Consequences. Global Small-Cap Fund expects to receive an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes. As such, Global Small-Cap Fund shareholders would not recognize a taxable gain or loss on the receipt of shares of Global Small-Cap Equity Fund in liquidation of their shares of Global Small-Cap Fund. Each Global Small-Cap Fund shareholder’s tax basis in Global Small-Cap Equity Fund shares received in the Reorganization would be the same as such shareholder’s tax basis in Global Small-Cap Fund shares, and the tax holding period would be the same. Global Small-Cap Equity Fund’s tax basis for the assets received in the Reorganization would be the same as Global Small-Cap Fund’s basis immediately before the Reorganization, and Global Small-Cap Equity Fund’s tax holding period for those assets would include the Global Small-Cap Fund’s holding period. The Funds do not have any existing capital loss carryforwards. Based on market values and unrealized appreciation and deprecation on October 31, 2017, net unrealized gains represent approximately 17.58% and 18.17% of the total net assets of Global Small-Cap Fund and Global Small-Cap Equity Fund, respectively. As of October 31, 2017, the Funds had no projected capital loss carryforwards. Shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. For more information, see “Information About the Reorganization – Federal Income Tax Consequences.”

•	Relative Performance. Global Small-Cap Equity Fund outperformed Global Small-Cap Fund for the one-year, three-year, five-year and ten-year periods ended October 31, 2017. Global Small-Cap Equity Fund’s investment objective and strategies have changed over time. Prior to August 7, 2015, Global Small-Cap Equity Fund pursued long-term, after-tax returns by investing in value stocks of small-cap companies. From August 7, 2015 until March 1, 2018, Global Small-Cap Equity Fund pursued long-term, after-tax returns by investing in stocks of global small-cap companies. Effective March 1, 2018, Global Small-Cap Equity Fund changed its investment objective to long-term total return and no longer employs a tax-managed investment strategy.

•	Economies of Scale. The Reorganization is expected to provide Global Small-Cap Fund shareholders with lower per-share expenses and an opportunity to benefit from greater potential economies of scale that may be realized by combining the Funds’ assets in the Reorganization. Such economies are expected to be realized with respect to printing fees, costs for legal, auditing, custodial and administrative services, and miscellaneous fees.

•	No Dilution. After the Reorganization, each former shareholder of Global Small-Cap Fund will own shares of Global Small-Cap Equity Fund equal to the aggregate value of his or her shares of Global Small-Cap Fund immediately prior to the Reorganization. Because shares of Global Small-Cap Equity Fund will be issued at the Fund’s per share net asset value in exchange for the assets of Global Small-Cap Fund, that, net of the liabilities of Global Small-Cap Fund assumed by Global Small-Cap Equity Fund, will equal the aggregate value of those shares, the net asset value per share of Global Small-Cap Equity Fund will be unchanged. Thus, the Reorganization will not result in any dilution to the interests of the existing shareholders of either Fund.
•	Terms of the Plan. The Trustees considered the terms and conditions of the Plan and the costs associated with the Reorganization.

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•	Impact on Eaton Vance. BMR and EVAIL are wholly owned subsidiaries of EVM. BMR and EVAIL serve as investment adviser and investment sub-adviser, respectively, to Global Small-Cap Fund and Global Small-Cap Equity Fund. Aiden M. Farrell of EVAIL, Michael D. McLean of BMR, and J. Griffith Noble of BMR currently serve as each Fund’s portfolio managers. After the Reorganization, BMR and EVAIL will continue to serve as investment adviser and investment sub-adviser, respectively, to Global Small-Cap Equity Fund and Messrs. Farrell, McLean, and Noble will continue to serve as Global Small-Cap Equity Fund’s portfolio managers. BMR, EVM and their affiliates will collect advisory, administration services, distribution and service fees on Global Small-Cap Fund’s assets acquired by Global Small-Cap Equity Fund in the Reorganization. In the case of the advisory and administration services fees, BMR and EVM will collect fees on Global Small-Cap Equity Fund assets at the same fee rates applicable to Global Small-Cap Fund, which is a total of 0.90% annually at current net asset levels. At current asset levels and assuming that the Reorganization does not result in significant redemptions by Global Small-Cap Equity Fund or Global Small-Cap Fund shareholders, the Reorganization would not directly result in any change in advisory, administration services and distribution fees payable annually to BMR, Eaton Vance and their affiliates. The Reorganization also will not affect the fees paid by BMR to EVAIL. The Reorganization is expected to result in administrative savings to Eaton Vance and its affiliates resulting from managing one combined Fund rather than two separate Funds, and expected reductions in Eaton Vance’s obligations under its agreement to limit expenses of the Funds.

•	Post-Reorganization Trading Costs. After the Reorganization, Global Small-Cap Equity Fund will continue to invest at least 80% of its net assets in equity securities of Small-Cap Companies. The portfolio managers expect that in the ordinary course of managing Global Small-Cap Equity Fund’s strategy and in response to redemption activity, the portfolio’s composition may change over time and some of the securities acquired from Global Small-Cap Fund may be sold in the ordinary course. BMR does not believe that the transaction costs associated with these possible trades would be considered expenses of the Reorganization.

•	Alternatives. The Trustees considered Eaton Vance’s recommendation that the Reorganization provides a better course of action for Global Small-Cap Fund than other options, such as liquidation.

The Trustees of Special Investment Trust believe that the proposed Reorganization is in the best interest of Global Small-Cap Fund and recommends that Global Small-Cap Fund’s shareholders vote “FOR” the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

At a meeting held on December 13, 2017, the Boards of Mutual Funds Trust and Special Investment Trust each approved the Plan in the form set forth as Appendix A to this Proxy Statement/Prospectus. The following summary of the Plan is not intended to be a complete statement of all material features of the Plan and is qualified in its entirety by reference to the full text of the Plan attached hereto as Appendix A.

Agreement and Plan of Reorganization. The Plan provides that, at the Closing, Special Investment Trust shall transfer all of the assets of Global Small-Cap Fund and assign all of its liabilities to Global Small-Cap Equity Fund, and Global Small-Cap Equity Fund shall acquire such assets and shall assume such liabilities upon delivery by Global Small-Cap Equity Fund to Global Small-Cap Fund on the Closing Date of Class A, Class C and Class I shares (including, if applicable, fractional shares) of Global Small-Cap Equity Fund. The value of Class A, Class C and Class I shares issued to Global Small-Cap Fund by Global Small-Cap Equity Fund will be the same as the value of Global Small-Cap Fund Class A, Class C and Class I shares outstanding on the Closing Date. Global Small-Cap Equity Fund shares received by Global Small-Cap Fund will be distributed to Global Small-Cap Fund’s shareholders, and holders of Global Small-Cap Fund’s Class A, Class C and Class I shares will receive the corresponding class of Global Small-Cap Equity Fund shares equal in value to those of Global Small-Cap Fund held by such shareholders of Global Small-Cap Fund. At or prior to the Closing, Global Small-Cap Fund shall declare a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to Global Small-Cap Fund’s shareholders all of Global Small-Cap Fund’s investment company taxable income, net tax-exempt interest income, and net capital gain, if any, realized (after reduction for any available capital loss carryforwards) in all taxable years ending at or prior to the Closing.

At, or as soon as practicable after, the Closing, Global Small-Cap Fund shall liquidate and distribute pro rata to its shareholders of record on the Closing Date the full and fractional Global Small-Cap Equity Fund Class A, Class C and Class I shares equal in value to Global Small-Cap Fund’s shares exchanged. Such liquidation and

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distribution will be accomplished by the establishment of shareholder accounts on the share records of Global Small-Cap Equity Fund in the name of each shareholder of Global Small-Cap Fund, representing the respective pro rata number of full and fractional Global Small-Cap Equity Fund Class A, Class C and Class I shares due to such shareholder. All of Global Small-Cap Equity Fund’s future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of Global Small-Cap Equity Fund at the price in effect as described in Global Small-Cap Equity Fund’s prospectus on the respective payment dates in accordance with instructions previously given by the shareholders to the Fund’s transfer agent.

The consummation of the Plan is subject to the conditions set forth therein. Notwithstanding approval by shareholders of Global Small-Cap Fund, the Plan may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective officers, trustees or shareholders, by either party on written notice to the other party if certain specified representations and warranties or conditions have not been performed or do not exist on or before October 31, 2018. The Plan may be amended by written agreement of its parties without approval of shareholders and a party may waive without shareholder approval any default by the other or any failure to satisfy any of the conditions to its obligations; provided, however, that following the Special Meeting, no such amendment or waiver may have the effect of changing the provision for determining the number of Global Small-Cap Equity Fund shares to be issued to Global Small-Cap Fund’s shareholders to the detriment of such shareholders without their further approval.

Costs of the Reorganization. Global Small-Cap Fund is responsible for bearing the costs of the Reorganization, including printing, mailing and solicitation costs. However, because Eaton Vance has agreed to limit the total expenses of the Global Small-Cap Fund and reimburse the Fund for expenses in excess of that limit, Eaton Vance will bear the costs of the Reorganization, which are estimated to be approximately $35,000.

Description of Global Small-Cap Equity Fund Shares. Full and fractional Class A, Class C and Class I shares of Global Small-Cap Equity Fund will be distributed to Global Small-Cap Fund’s shareholders in accordance with the procedures under the Plan as described above. Each Global Small-Cap Equity Fund share will be fully paid, non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Trustees may grant in their discretion.

Federal Income Tax Consequences. It is expected that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Mutual Funds Trust, on behalf of Global Small-Cap Equity Fund, and Special Investment Trust, on behalf of Global Small-Cap Fund, each expect to receive an opinion from Ropes & Gray LLP, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that Global Small-Cap Fund and Global Small-Cap Equity Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. Pursuant to the applicable sections of the Code, shareholders of Global Small-Cap Fund will not recognize any gain or loss on the exchange of their Global Small-Cap Fund shares for Global Small-Cap Equity Fund shares and no gain or loss will be recognized by Global Small-Cap Fund on the transfer of its assets to Global Small-Cap Equity Fund.

It is possible, however, that the Reorganization may fail to satisfy all of the requirements necessary for tax-free treatment, in which event the transaction will nevertheless proceed on a taxable basis. In this event, the Reorganization will result in the recognition of gain or loss to Global Small-Cap Fund’s shareholders in the amount equal to the difference between their tax basis (generally, the original purchase price which includes the amounts paid for shares issued in reinvested distributions) for their Global Small-Cap Fund shares, and the net asset value of shares of Global Small-Cap Equity Fund received in the Reorganization. Shareholders of Global Small-Cap Fund would, in the event of a taxable transaction, receive a new tax basis in the shares they receive of Global Small-Cap Equity Fund (equal to their initial value) for calculation of gain or loss upon their ultimate disposition and would start a new holding period for such shares.

Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders should also consult their tax advisers as to state and local tax consequences, if any.

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Capitalization. The following table (which is unaudited) sets forth the capitalization of Global Small-Cap Fund and Global Small-Cap Equity Fund as of October 31, 2017 and on a pro forma basis as of that date giving effect to the proposed acquisition of assets of Global Small-Cap Fund at net asset value.

	Net Assets	Net Asset Value per Share	Shares Outstanding
Global Small-Cap Fund
Class A	$10,763,112	$15.08	713,562
Class C	$5,675,392	$13.32	426,145
Class I	$2,452,441	$15.47	158,506
Total	$18,890,945		1,298,213

Global Small-Cap Equity Fund
Class A	$13,814,870	$14.01	986,046
Class C	$4,965,193	$10.97	452,765
Class I	$5,258,742	$14.48	363,280
Total	$24,038,805		1,802,091

	Net Assets	Net Asset Value per Share	Shares Outstanding
Pro Forma Adjustment
Class A*	--	--	54,663
Class C*	--	--	91,382
Class I*	--	--	10,911
Total	--	--	156,956

Pro Forma Combined After Reorganization
Class A	$24,577,982	$14.01	1,754,271
Class C	$10,640,585	$10.97	970,292
Class I	$7,711,183	$14.48	532,697
Total	$42,929,750		3,257,260

*Global Small-Cap Fund will bear the expenses of the Reorganization including those as described in “How Will Proxies be Solicited and Tabulated?” below.

Performance Information. The following bar charts and tables provide some indication of the risks of investing in each Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares of Global Small-Cap Fund and Class A shares of Global Small-Cap Equity Fund. The returns in the bar chart do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. The Funds’ performance reflects the effect of expense reductions for certain periods. Absent these reductions, performance for certain periods would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Global Small-Cap Fund’s investment strategy changed July 6, 2015. Prior to July 6, 2015, Global Small-Cap Fund pursued long-term total return by investing in value stocks of small-cap companies. Effective July 6, 2015, Global Small-Cap Fund pursued its investment objective by investing in stocks of global small-cap companies.

Global Small-Cap Equity Fund’s investment objective and strategies have changed over time. Prior to August 7, 2015, Global Small-Cap Equity Fund pursued long-term, after-tax returns by investing in value stocks of small-cap companies. From August 7, 2015 until March 1, 2018, Global Small-Cap Equity Fund pursued long-term, after-tax returns by investing in stocks of global small-cap companies. Effective March 1, 2018, Global Small-Cap Equity Fund changed its investment objective to long-term, total return and no longer employs a tax-managed investment strategy.

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Global Small-Cap Fund –

For the ten years ended December 31, 2017, the highest quarterly total return for Class A was 18.36% for the quarter ended June 30, 2009, and the lowest quarterly return was -22.76% for the quarter ended December 31, 2008.

Global Small-Cap Equity Fund –

For the ten years ended December 31, 2017, the highest quarterly total return for Class A was 18.23% for the quarter ended June 30, 2009, and the lowest quarterly return was -21.01% for the quarter ended December 31, 2008.

Global Small-Cap Fund
Average Annual Total Return as of December 31, 2017	One Year	Five Years	Ten Years
Class A Return Before Taxes	15.96%	9.52%	6.20%
Class A Return After Taxes on Distributions	14.82%	7.31%	4.98%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	9.97%	7.17%	4.82%
Class C Return Before Taxes	21.17%	10.01%	6.03%
Class I Return Before Taxes	23.37%	11.10%	7.04%
MSCI World Small Cap Index (reflects net dividends, which reflect the deduction of withholding taxes)	22.66%	13.20%	7.69%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Class I performance shown above for the period prior to October 1, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. (Source for MSCI World Small Cap Index: MSCI.) MSCI data may not be reproduced or used for any other purposes. MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

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Global Small-Cap Equity Fund
Average Annual Total Return as of December 31, 2017	One Year	Five Years	Ten Years
Class A Return Before Taxes	16.11%	10.94%	7.48%
Class A Return After Taxes on Distributions	15.30%	8.06%	5.84%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	9.58%	8.19%	5.82%
Class C Return Before Taxes	21.34%	11.44%	7.32%
Class I Return Before Taxes	23.51%	12.56%	8.35%
MSCI World Small Cap Index (reflects net dividends, which reflect the deduction of withholding taxes)	22.66%	13.20%	7.69%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. The Class I performance shown above for the period prior to October 1, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. (Source for MSCI World Small Cap Index: MSCI.) MSCI data may not be reproduced or used for any other purposes. MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management’s Discussion of Fund Performance. The total returns of Global Small-Cap Equity Fund and the factors that materially affected its performance during the most recent fiscal year are discussed in Management’s Discussion of Fund Performance in its Annual Report dated October 31, 2017, which is incorporated by reference into this Proxy Statement/Prospectus.

The performance of Global Small-Cap Fund is described under the caption “Performance” in its unaudited Semi-Annual Report dated June 30, 2017, which was previously mailed to its shareholders and is incorporated by reference into this Proxy Statement/Prospectus.

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HOW DO THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND

POLICIES OF GLOBAL SMALL-CAP FUND COMPARE TO THOSE OF

GLOBAL SMALL-CAP EQUITY FUND?

Below is a summary comparing the investment objectives, principal investment strategies and policies of Global Small-Cap Fund and Global Small-Cap Equity Fund. Each Fund’s current prospectus contains a detailed discussion of each Fund’s respective investment strategies and other investment policies.

	Global Small-Cap Fund	Global Small-Cap Equity Fund
Business	A diversified series of Special Investment Trust.	A diversified series of Mutual Funds Trust.
Investment Objective	Seeks long-term total return.	Seeks long-term total return.
Capitalization Policy	Invests at least 80% of its net assets in equity securities of small-cap companies.	Invests at least 80% of its net assets in equity securities of small-cap companies.
Market Capitalization Range for Holdings as of [February 28, 2018]	$[_______] billion to $[_____] billion	$[_____] billion to $[_____] billion
Other Investment Policies and Restrictions

•      Small-cap companies are defined as companies with a market capitalization in the range of the MSCI World Small Cap Index.

•      Will invest (i) at least 25% of its net assets in companies located outside of the United States, which may include emerging market countries; and (ii) in issuers located in at least five different countries (including the United States).

•      May invest in exchange-traded funds.

•      May invest in publicly traded REITs.

•      May lend its securities.

•      May engage in derivative transactions to seek return, to hedge against fluctuations in securities prices or currency exchange rates or as a substitute for the purchase or sale of securities.

•      Small-cap companies are defined as companies with a market capitalization in the range of the MSCI World Small Cap Index.

•      Will invest (i) at least 25% of its net assets in companies located outside of the United States, which may include emerging market countries; and (ii) in issuers located in at least five different countries (including the United States).

•      May invest in exchange-traded funds.

•      May invest in publicly traded REITs.

•      May lend its securities.

•      May engage in derivative transactions to seek return, to hedge against fluctuations in securities prices or currency exchange rates or as a substitute for the purchase or sale of securities.

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Global Small-Cap Fund	Global Small-Cap Equity Fund
Buy/Sell Strategy	Portfolio manager seeks to exploit inefficiencies in the small-cap market through fundamental bottom-up research. The portfolio manager employs a disciplined valuation framework in pursuit of attractive risk adjusted returns. The portfolio manager seeks companies which may be best positioned to benefit from structural growth. The portfolio manager looks for companies that, in his opinion, are high in quality or improving in quality. Such companies typically are well positioned in an industry or niche benefiting from structural change, or companies with differentiated products or services that possess defendable barriers to entry, competitive advantages, and scalable businesses. Characteristics of such companies may also include attractive earnings growth, profit margins and returns on capital which, if invested well, can lead to attractive compound rates of return through an economic cycle. The portfolio manager may also seek companies characterized as an improver or a rebounder. Such companies are typically characterized by either (i) a catalyst or identifiable positive agent of change, which are not fully reflected in the company’s share price; or (ii) a company whose price was negatively impacted by an overreaction to near-term news or the short-term focus of analysts and momentum investors. The portfolio manager seeks to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. Securities may be sold if, in the opinion of the portfolio manager, the price moves above a fair level of valuation, the company’s fundamentals deteriorate or to pursue more attractive investment opportunities.	Portfolio manager seeks to exploit inefficiencies in the small-cap market through fundamental bottom-up research. The portfolio manager employs a disciplined valuation framework in pursuit of attractive risk adjusted returns. The portfolio manager seeks companies which may be best positioned to benefit from structural growth. The portfolio manager looks for companies that, in his opinion, are high in quality or improving in quality. Such companies typically are well positioned in an industry or niche benefiting from structural change, or companies with differentiated products or services that possess defendable barriers to entry, competitive advantages, and scalable businesses. Characteristics of such companies may also include attractive earnings growth, profit margins and returns on capital which, if invested well, can lead to attractive compound rates of return through an economic cycle. The portfolio manager may also seek companies characterized as an improver or a rebounder. Such companies are typically characterized by either (i) a catalyst or identifiable positive agent of change, which are not fully reflected in the company’s share price; or (ii) a company whose price was negatively impacted by an overreaction to near-term news or the short-term focus of analysts and momentum investors. The portfolio manager seeks to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. Securities may be sold if, in the opinion of the portfolio manager, the price moves above a fair level of valuation, the company’s fundamentals deteriorate or to pursue more attractive investment opportunities.
Investment Adviser	BMR, a subsidiary of EVM, Two International Place, Boston, MA 02110.	BMR
Investment Sub-Adviser	EVAIL, 125 Old Broad Street, London, EC2N 1AR, United Kingdom.	EVAIL
Administrator	EVM	EVM
Portfolio Manager(s)	Aiden M. Farrell of EVAIL, since July 2015 Michael D. McLean of BMR, since November 2017 J. Griffith Noble of BMR, since November 2017	Aiden M. Farrell of EVAIL, since August 2015 Michael D. McLean of BMR, since November 2017 J. Griffith Noble of BMR, since November 2017
Principal Underwriter	EVD	EVD

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PRINCIPAL RISK FACTORS

Generally. As discussed above, the Funds have the same investment objectives and strategies. As a result, each Fund is subject to the same types of risks, as described below.

Equity Investing Risk. Fund performance is sensitive to stock market volatility. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.

Small-Cap Risk.  Because the Fund normally invests primarily in stocks of small-cap companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Small Company Equity Risk.  Because the Fund normally invests primarily in stocks of small-cap companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole. The stocks of small and emerging companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Small and emerging companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of small and emerging companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Foreign and Emerging Market Investment Risk. Because the Fund invests a significant portion of its assets in foreign instruments, the value of shares may be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market securities often involve higher risk than developed market securities. Trading in foreign markets often involves higher expense than trading in the United States. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Real Estate Risks. Real estate investments are subject to special risks including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs focus investments in particular geographic regions or property types.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage, which represents a non-cash exposure to the underlying asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.   A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its

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commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives.

Securities Lending Risk.  Securities lending involves possible delay in recovery of the loaned securities or possible loss of rights in the collateral if the borrower fails financially.

Risks Associated with Active Management. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective. In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

General. Global Small-Cap Fund is a series of Special Investment Trust and Global Small-Cap Equity Fund is a series of Mutual Funds Trust. Each Trust is a Massachusetts business trust governed by Amended and Restated Declarations of Trust dated April 26, 2016, each as amended from time to time, and by applicable Massachusetts law.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust, including its other series. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the trust and other series of the trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the trust or the trustees. Indemnification out of the trust property for all losses and expenses of any shareholder held personally liable by virtue of his or her status as such for the obligations of the trust is provided for in each Declaration of Trust and By-Laws. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be remote because it is limited to circumstances in which the respective disclaimers are inoperative and the series would be unable to meet their respective obligations.

Copies of the Declaration of Trust and By-Laws may be obtained from each Trust upon written request at its principal office or from the Secretary of the Commonwealth of Massachusetts.

INFORMATION ABOUT THE FUNDS

Additional information about Global Small-Cap Equity Fund and Global Small-Cap Fund is included in the Prospectuses and SAIs, which have been filed with the SEC and incorporated by reference herein. Copies may be obtained without charge on Eaton Vance’s website at www.eatonvance.com, by writing to Eaton Vance Distributors, Inc., Two International Place, Boston, MA 02110 or by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

You will find and may copy information about each Fund (including the SAI and shareholder reports): at the SEC’s public reference room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0520, or by electronic mail at publicinfo@sec.gov.

The Trusts, on behalf of the Funds, are currently subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file proxy material, reports and other information with the SEC. These reports can be inspected and copied at the SEC’s Public Reference Section, 100 F Street

15

NE, Washington, D.C. 20549-0520, as well as at the following regional offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, NY 10281; and Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0520 at prescribed rates.

Householding: One Proxy Statement/Prospectus may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement/Prospectus by calling 1-800-262-1122 Monday through Friday 8:30 a.m. to 5:30 p.m. (Eastern Time) or writing to Eaton Vance Management, ATTN: Proxy Coordinator – Mutual Fund Services, Two International Place, Boston, Massachusetts 02110.

VOTING INFORMATION

What is the Vote Required to Approve the Proposal?

The affirmative vote of the holders of a majority of Global Small-Cap Fund’s outstanding shares, as defined in the 1940 Act, is required to approve the Plan. Such “majority” vote is the vote of the holders of the lesser of (a) 67% or more of the shares of Global Small-Cap Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) 50% of the outstanding shares of Global Small-Cap Fund. Shareholders of Global Small-Cap Fund’s Class A, Class B, Class C and Class I shares will vote together as a single group. Approval of the Plan by Global Small-Cap Fund shareholders is a condition of the consummation of the Reorganization.

How Do I Vote in Person?

If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Global Small-Cap Fund at 1-800-262-1122 Monday through Friday 8:30 a.m. to 5:30 p.m. (Eastern Time) if you plan to attend the Special Meeting. If you plan to attend the Special Meeting in person, please be prepared to present photo identification and proof of share ownership.

How Do I Vote By Proxy?

Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided, or vote by telephone or over the Internet as explained on the proxy card. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your “proxy” (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the proposal and in accordance with management’s recommendation on any other matters.

If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Special Investment Trust before the Special Meeting that you have revoked your proxy; such notice must be in writing and sent to the Secretary of Special Investment Trust at the address set forth on the cover page of this Proxy Statement/Prospectus. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

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How Will Proxies be Solicited and Tabulated?

The expense of preparing, printing and mailing this Proxy Statement/Prospectus and enclosures and the costs of soliciting proxies on behalf of the Special Investment Trust’s Board typically would be borne by Global Small-Cap Fund. However, because Eaton Vance has agreed to limit the total expenses of the Global Small-Cap Fund and reimburse the Fund for expenses in excess of that limit, Eaton Vance will bear the costs of the Reorganization, which are estimated to be approximately $35,000. Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of Special Investment Trust, by personnel of Eaton Vance, by Global Small-Cap Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc., by broker-dealer firms or by a professional solicitation organization. Global Small-Cap Fund has retained AST Fund Solutions, LLC to assist in the solicitation of proxies, for an estimated fee of approximately $25,000, including out-of-pocket expenses. AST’s fee is included in the total cost of the Reorganization, which is estimated to be approximately $35,000. The expenses connected with the solicitation of this proxy and with any further proxies that may be solicited by Special Investment Trust’s officers, by Eaton Vance personnel, by the transfer agent, by broker-dealer firms or by AST Fund Solutions, LLC, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by Global Small-Cap Fund. A written proxy may be delivered to Global Small-Cap Fund or its transfer agent prior to the Special Meeting by facsimile machine, graphic communication equipment or other electronic transmission. Banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, will be reimbursed for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

Shareholders also may choose to give their proxy votes through the Internet or by telephone rather than return their proxy cards. Please see the proxy card for details. Global Small-Cap Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If Global Small-Cap Fund records votes by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or a telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by Global Small-Cap Fund, by the execution of a later-dated proxy card, by Global Small-Cap Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the Special Meeting and voting in person.

All proxy cards solicited by the Board that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the Special Meeting, and which are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted “FOR” the matters specified on the proxy card. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present at the Special Meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist Global Small-Cap Fund in obtaining a quorum, but may have the effect of a “NO” vote on the proposal.

How is a Quorum Determined and What Happens if There is an Adjournment?

What constitutes a quorum for purposes of conducting a valid shareholder meeting, such as the Special Meeting, is set forth in Special Investment Trust’s By-Laws. Under the By-Laws of such Trust, there must be present, in person or by proxy, the holders of one-third (1/3) of the then issued and outstanding shares of Global Small-Cap Fund which is necessary to establish a quorum.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting, but sufficient votes by shareholders of Global Small-Cap Fund in favor of the Proposal are not received by the Meeting Date, the persons named as proxies in the enclosed proxy card may propose to adjourn the meeting to permit further solicitation of proxies in favor of the proposal. A meeting, including the Special Meeting, may be adjourned one or more times without further notice than by announcement given at the meeting. Each such adjournment requires the affirmative vote of the holders of a majority of Global Small-Cap Fund’s shares that are present at the meeting, in person or by proxy. The persons named as proxies will vote for or against, or will abstain with respect to, adjournment in the same proportions they are authorized to vote for or against, or to abstain with respect to, the proposal.

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THE TRUSTEES OF SPECIAL INVESTMENT TRUST, INCLUDING THE INDEPENDENT TRUSTEES,

RECOMMEND A VOTE “FOR” THE APPROVAL OF THE PLAN OF REORGANIZATION.

DISSENTERS RIGHTS

Neither the Declaration of Trust nor Massachusetts law grants the shareholders of Global Small-Cap Fund any rights in the nature of dissenters rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares (subject to any applicable contingent deferred sales charges) is not affected by the proposed Reorganization.

18

GLOBAL SMALL-CAP FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance for the periods indicated. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, except for the six months ended June 30, 2017, which is unaudited. The report of Deloitte & Touche LLP and the Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available on request.

	Global Small-Cap Fund
	Six Months Ended June 30,						Year Ended December 31,
	2017			2016			2015
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year/period	$12.730	$11.310	$13.030	$11.860	$10.550	$12.130	$17.120	$15.820	$17.380
Income (Loss) From Operations
Net investment income (loss)(1)	$0.019	$(0.026)	$0.043	$0.109	$0.017	$0.184	$(0.030)	$(0.138)	$0.001
Net realized and unrealized gain (loss)	1.481	1.316	1.517	0.898	0.796	0.886	(1.220)	(1.122)	(1.241)
Total income (loss) from operations	$1.500	$1.290	$1.560	$1.007	$0.813	$1.070	$(1.250)	$(1.260)	$(1.240)
Less Distributions
Net investment income	$—	$—	$—	$(0.137)	$(0.053)	$(0.170)	$—	$—	$—
From net realized gain	—	—	—	—	—	—	(4.010)	(4.010)	(4.010)
Total distributions	$—	$—	$—	$(0.137)	$(0.053)	$(0.170)	$(4.010)	$(4.010)	$(4.010)
Net asset value - End of year/period	$14.230	$12.600	$14.590	$12.730	$11.310	$13.030	$11.860	$10.550	$12.130
Total Return(2)(3)	11.78%(5)	11.41%(5)	11.97%(5)	8.49%	7.71%	8.83%	(7.84)%	(8.57)%	(7.67)%
Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$10,540	$5,560	$2,733	$11,659	$5,540	$1,902	$13,747	$6,316	$4,386
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.40%(6)	2.15%(6)	1.15%(6)	1.40%	2.15%	1.15%	1.45%	2.20%	1.20%
Net investment income (loss)	0.28%(6)	(0.44)%(6)	0.62%(6)	0.92%	0.16%	1.53%	(0.18)%	(0.93)%	0.01%
Portfolio Turnover	25%(5)	25%(5)	25%(5)	99%	99%	99%	150%	150%	150%

(See footnotes on next page.)

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	Global Small-Cap Fund
	Year Ended December 31,
	2014			2013			2012
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$17.380	$16.240	$17.590	$14.230	$13.460	$14.350	$14.120	$13.520	$14.190
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.057)	$(0.175)	$(0.000)(7)	$(0.053)	$(0.165)	$(0.010)	$0.020	$(0.086)	$0.061
Net realized and unrealized gain	0.608	0.566	0.601	4.476	4.218	4.523	1.341	1.277	1.350
Total income from operations	$0.551	$0.391	$0.601	$4.423	$4.053	$4.513	$1.361	$1.191	$1.411
Less Distributions
From net realized gain	$(0.811)	$(0.811)	$(0.811)	$(1.273)	$(1.273)	$(1.273)	$(1.251)	$(1.251)	$(1.251)
Total distributions	$(0.811)	$(0.811)	$(0.811)	$(1.273)	$(1.273)	$(1.273)	$(1.251)	$(1.251)	$(1.251)
Net asset value - End of year	$17.120	$15.820	$17.380	$17.380	$16.240	$17.590	$14.230	$13.460	$14.350
Total Return(2)(3)	3.37%	2.62%	3.61%	31.47%	30.51%	31.84%	9.59%	8.76%	9.89%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,438	$9,015	$12,753	$24,197	$9,876	$2,428	$19,174	$7,911	$1,598
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.45%	2.20%	1.20%	1.45%	2.20%	1.20%	1.45%	2.20%	1.20%
Net investment income (loss)	(0.33)%	(1.07)%	(0.00)%(8)	(0.32)%	(1.07)%	(0.06)%	0.14%	(0.61)%	0.41%
Portfolio Turnover	37%	37%	37%	52%	52%	52%	36%	36%	36%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.77%, 0.77%, 0.32%, 0.34%, 0.55% and 0.63% of average daily net assets for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.
(5)	Not annualized.
(6)	Annualized.
(7)	Amount is less than $(0.0005).
(8)	Amount is less than (0.005)%.

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GLOBAL SMALL-CAP EQUITY FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance for the periods indicated. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available on request.

	Global Small-Cap Equity Fund
	Year Ended October 31,
	2017			2016
	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$11.150	$8.790	$11.490	$16.530	$14.230	$16.840
Income (Loss) From Operations
Net investment income (loss)(1)	$0.002	$(0.072)	$0.036	$0.102	$0.014	$0.108
Net realized and unrealized loss	2.858	2.252	2.954	(0.164)	(0.136)	(0.140)
Total income (loss) from operations	$2.860	$2.180	$2.990	$(0.062)	$(0.122)	$(0.032)
Less Distributions
From net realized gain	$—	$—	$—	$(5.318)	$(5.318)	$(5.318)
Total distributions	$—	$—	$—	$(5.318)	$(5.318)	$(5.318)
Net asset value - End of year	$14.010	$10.970	$14.480	$11.150	$8.790	$11.490
Total Return(2)(3)	25.65%	24.80%	26.02%	(0.46)%	(1.24)%	(0.19)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,815	$4,965	$5,259	$13,847	$4,717	$3,138
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	1.40%	2.15%	1.15%	1.41%	2.16%	1.16%
Net investment income (loss)	0.02%	(0.72)%	0.27%	0.92%	0.16%	0.94%
Portfolio Turnover of the Portfolio	59%	59%	59%	92%	92%	92%

(See footnotes on next page.)

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	Global Small-Cap Equity Fund
	Year Ended October 31,
	2015			2014			2013
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$18.810	$16.520	$19.100	$19.150	$17.180	$19.360	$15.320	$13.940	$15.440
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.047)	$(0.153)	$(0.005)	$(0.087)	$(0.198)	$(0.048)	$(0.007)	$(0.119)	$0.093
Net realized and unrealized gain	(0.770)	(0.674)	(0.792)	1.843	1.634	1.884	4.881	4.403	4.871
Total income (loss) from operations	$(0.817)	$(0.827)	$(0.797)	$1.756	$1.436	$1.836	$4.874	$4.284	$4.964
Less Distributions
From net realized gain	$(1.463)	$(1.463)	$(1.463)	$(2.096)	$(2.096)	$(2.096)	$(1.044)	$(1.044)	$(1.044)
Total distributions	$(1.463)	$(1.463)	$(1.463)	$(2.096)	$(2.096)	$(2.096)	$(1.044)	$(1.044)	$(1.044)
Net asset value - End of year	$16.530	$14.230	$16.840	$18.810	$16.520	$19.100	$19.150	$17.180	$19.360
Total Return(2)(3)	(4.62)%	(5.38)%	(4.43)%	10.13%	9.35%	10.47%	33.83%	32.89%	34.17%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,632	$8,442	$3,552	$28,317	$10,076	$4,968	$31,504	$9,644	$2,487
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	1.45%	2.20%	1.20%	1.45%	2.20%	1.20%	1.45%	2.20%	1.20%
Net investment income (loss)	(0.27)%	(1.02)%	(0.03)%	(0.47)%	(1.22)%	(0.26)%	(0.04)%	(0.79)%	0.57%
Portfolio Turnover of the Portfolio	124%	124%	124%	48%	48%	48%	72%	72%	72%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.80%, 0.77%, 0.31%, 0.24% and 0.54% of average daily net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s shore of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

EXPERTS

The financial statements incorporated in this Proxy Statement/Prospectus by reference from Global Small-Cap Fund and Global Small-Cap Equity Fund’s Annual Reports for the years ended December 31, 2016 and October 31, 2017, respectively, on Form N-CSR have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [21] day of [May], 2018, by and among Eaton Vance Special Investment Trust (“Special Investment Trust”), a Massachusetts business trust, on behalf of its series Eaton Vance Global Small-Cap Fund (“Global Small-Cap Fund”) and Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”), a Massachusetts business trust, on behalf of its series Eaton Vance Global Small-Cap Equity Fund (“Global Small-Cap Equity Fund”).

WITNESSETH

WHEREAS, each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company authorized to issue an unlimited number of shares of beneficial interest without par value in one or more series (such as Global Small-Cap Fund and Global Small-Cap Equity Fund), and the Trustees of the Special Investment Trust have divided the shares of Global Small-Cap Fund into Class A, Class C and Class I shares (“Global Small-Cap Fund Shares”) and the trustees of Mutual Funds Trust have divided the shares of Global Small-Cap Equity Fund into Class A, Class C and Class I shares (“Global Small-Cap Equity Fund Shares”);

WHEREAS, Special Investment Trust and Mutual Funds Trust desire to provide for the reorganization of Global Small-Cap Fund through the acquisition by Global Small-Cap Equity Fund of substantially all of the assets of Global Small-Cap Fund in exchange for Global Small-Cap Equity Fund Shares in the manner set forth herein;

WHEREAS, it is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.       Definitions

1.1	The term “1933 Act” shall mean the Securities Act of 1933, as amended.

1.2	The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

1.3	The term “Agreement” shall mean this Agreement and Plan of Reorganization.

1.4	The term “Assumed Liabilities” shall mean all liabilities, expenses, costs, charges and receivables of Global Small-Cap Fund as of the Close of Trading on the New York Stock Exchange on the Valuation Date.

1.5	The term “Business Day” shall mean any day that the New York Stock Exchange is open.

1.6	The term “Close of Trading on the NYSE” shall mean the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

1.7	The term “Closing” shall mean the closing of the transaction contemplated by this Agreement.

A-1

1.8	The term “Closing Date” shall mean [May 21], 2018, provided all necessary approvals have been received, or such other date as may be agreed by the parties on which the Closing is to take place.

1.9	The term “Commission” shall mean the Securities and Exchange Commission.

1.10	The term “Custodian” shall mean State Street Bank and Trust Company.

1.11	The term “Delivery Date” shall mean the date contemplated by Section 3.3 of this Agreement.

1.12	The term “Mutual Funds Trust N-14” shall mean the Mutual Funds Trust’s registration statement on Form N-14, including a Proxy Statement/Prospectus as may be amended, that describes the transactions contemplated by this Agreement and registers the Global Small-Cap Equity Fund Shares to be issued in connection with this transaction.

1.13	The term “Global Small-Cap Fund N-1A” shall mean the registration statement, as amended, on Form N-1A of the Special Investment Trust with respect to Global Small-Cap Fund in effect on the date hereof or on the Closing Date, as the context may require.

1.14	The term “NYSE” shall mean the New York Stock Exchange.

1.15	The term “Proxy Statement” shall mean the Proxy Statement/Prospectus furnished to the Global Small-Cap Fund shareholders in connection with this transaction.

1.16	The term “Securities List” shall mean the list of those securities and other assets owned by Special Investment Trust, on behalf of Global Small-Cap Fund, on the Delivery Date.

1.17	The term “Global Small-Cap Equity Fund N-1A” shall mean the registration statement, as amended, on Form N-1A of the Mutual Funds Trust with respect to Global Small-Cap Equity Fund in effect on the date hereof or on the Closing Date, as the context may require.

1.18	The term “Valuation Date” shall mean the day of the Closing Date.

2.       Transfer and Exchange of Assets

2.1	Reorganization of Global Small-Cap Fund. At the Closing, subject to the requisite approval of the Global Small-Cap Fund’s shareholders and the terms and conditions set forth herein, the Special Investment Trust shall transfer all of the assets of Global Small-Cap Fund and assign all Assumed Liabilities to Global Small-Cap Equity Fund, and Global Small-Cap Equity Fund shall acquire such assets and shall assume such Assumed Liabilities upon delivery by Global Small-Cap Equity Fund to Global Small-Cap Fund on the Closing Date of Global Small-Cap Equity Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets so transferred, assigned and delivered, less the Assumed Liabilities, all determined and adjusted as provided in Section 2.2. Upon delivery of the assets, Global Small-Cap Equity Fund will receive good and marketable title thereto free and clear of all liens.

2.2	Computation of Net Asset Value. The net asset value per share of the Global Small-Cap Equity Fund Shares and the net value of the assets of Global Small-Cap Fund subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The net asset value of the Global Small-Cap Equity Fund Shares shall be computed in the manner set forth in the Global Small-Cap Equity Fund Form N-1A. In determining the value of the securities transferred by Global Small-Cap Fund to Global Small-Cap Equity Fund, such assets shall be
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priced in accordance with the policies and procedures described in the Global Small-Cap Equity Fund N-1A.

3.	Closing Date, Valuation Date and Delivery

3.1	Closing Date. The Closing shall be at the offices of Eaton Vance Management, Two International Place, Boston, MA 02110 immediately after the close of business on the Closing Date. All acts taking place at Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed in writing by the parties.

3.2	Valuation Date. Pursuant to Section 2.2, the net value of the assets of Global Small-Cap Fund and the net asset value per share of Global Small-Cap Equity Fund shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The stock transfer books of the Special Investment Trust with respect to Global Small-Cap Fund will be permanently closed, and sales of Global Small-Cap Fund Shares shall be suspended, as of the close of business of the Special Investment Trust on the Valuation Date. Redemption requests thereafter received by the Special Investment Trust with respect to Global Small-Cap Fund shall be deemed to be redemption requests for Global Small-Cap Equity Fund Shares to be distributed to shareholders of Global Small-Cap Fund under this Agreement provided that the transactions contemplated by this Agreement are consummated.

In the event that trading on the NYSE or on another exchange or market on which securities held by the Global Small-Cap Fund are traded shall be disrupted on the Valuation Date so that, in the judgment of the Special Investment Trust, accurate appraisal of the net assets of Global Small-Cap Fund to be transferred hereunder or the assets of Global Small-Cap Equity Fund is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of the Special Investment Trust and Mutual Funds Trust, have been resumed without disruption. In such event, the Closing Date shall also be postponed.

3.3	Delivery of Assets. After the close of business on the Valuation Date, Special Investment Trust shall issue instructions providing for the delivery of all of its assets held on behalf of Global Small-Cap Fund to the Custodian to be held for the account of Global Small-Cap Equity Fund, effective as of the Closing. Global Small-Cap Equity Fund may inspect such securities at the offices of the Custodian prior to the Valuation Date.

4.	Global Small-Cap Fund Distributions and Termination

4.1	As soon as reasonably practicable after the Closing Date, Special Investment Trust shall pay or make provisions for the payment of all of the debts and taxes of Global Small-Cap Fund and distribute all remaining assets, if any, to shareholders of Global Small-Cap Fund, and Global Small-Cap Fund shall thereafter be terminated under Massachusetts law.

At, or as soon as may be practicable following the Closing Date, Special Investment Trust on behalf of Global Small-Cap Fund shall distribute the Global Small-Cap Equity Fund Shares it received from the Global Small-Cap Equity Fund to the shareholders of the Global Small-Cap Fund and shall instruct Global Small-Cap Equity Fund as to the amount of the pro rata interest of each of Global Small-Cap Fund’s shareholders as of the close of business on the Valuation Date (such shareholders to be certified as such by the transfer agent for Special Investment Trust), to be registered on the books of Global Small-Cap Equity Fund, in full and fractional Global Small-Cap Equity Fund Shares, in the name of each such shareholder, and Global Small-Cap Equity Fund agrees promptly to transfer the Global Small-Cap Equity Fund Shares then credited to the account of Global Small-Cap Fund on the books of Global Small-Cap

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Equity Fund to open accounts on the share records of Global Small-Cap Equity Fund in the names of Global Small-Cap Fund shareholders in accordance with said instruction. Each Global Small-Cap Fund shareholder shall receive shares of the corresponding class of Global Small-Cap Equity Fund to the class of Global Small-Cap Fund held by such shareholder. All issued and outstanding Global Small-Cap Fund Shares shall thereupon be canceled on the books of Special Investment Trust. Global Small-Cap Equity Fund shall have no obligation to inquire as to the correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct.

5.	Global Small-Cap Fund Securities

On the Delivery Date, Special Investment Trust on behalf of Global Small-Cap Fund shall deliver the Securities List and tax records. Such records shall be made available to Global Small-Cap Equity Fund prior to the Closing Date for inspection by the Treasurer (or his or her designee). Notwithstanding the foregoing, it is expressly understood that Global Small-Cap Fund may hereafter until the close of business on the Valuation Date sell any securities owned by it in the ordinary course of its business as a series of an open-end, management investment company.

6.       Liabilities and Expenses

Global Small-Cap Equity Fund shall acquire all liabilities of Global Small-Cap Fund, whether known or unknown, or contingent or determined. Special Investment Trust will discharge all known liabilities of Global Small-Cap Fund, so far as may be possible, prior to the Closing Date. Global Small-Cap Fund shall bear the expenses of carrying out this Agreement.

7.	Trust Representations and Warranties

Special Investment Trust, on behalf of Global Small-Cap Fund, and Mutual Funds Trust, on behalf of Global Small-Cap Equity Fund, hereby represent, warrant and agree as follows:

7.1	Legal Existence. Special Investment Trust and Mutual Funds Trust are each a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts. Global Small-Cap Fund and Global Small-Cap Equity Fund are validly existing series of Special Investment Trust and Mutual Funds Trust, respectively. Special Investment Trust is authorized to issue an unlimited number of shares of beneficial interest of Global Small-Cap Fund and Mutual Funds Trust is authorized to issue and unlimited number of shares of beneficial interest of Global Small-Cap Equity Fund.

7.2	Registration under 1940 Act. Special Investment Trust and Mutual Funds Trust are duly registered as open-end management investment companies under the 1940 Act and such registrations are in full force and effect.

7.3	Financial Statements. The statement of assets and liabilities and the schedule of portfolio investments and the related statements of operations and changes in net assets of Global Small-Cap Fund and Global Small-Cap Equity Fund dated [December 31, 2017] and [October 31, 2017], fairly present the financial condition of Global Small-Cap Fund and Global Small-Cap Equity Fund as of said dates in conformity with generally accepted accounting principles.

7.4	No Contingent Liabilities. There are no known contingent liabilities of Global Small-Cap Fund or Global Small-Cap Equity Fund not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of Special Investment Trust threatened, against Global Small-Cap Fund or to the knowledge of Mutual Funds Trust threatened against Global Small-Cap Equity Fund which would materially affect its financial condition.
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7.5	Requisite Approvals. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of Special Investment Trust and Mutual Funds Trust by vote taken at a meeting of such Board duly called and held on December 13, 2017. No approval of the shareholders of Global Small-Cap Equity Fund is required in connection with this Agreement or the transaction contemplated hereby. The Agreement has been executed and delivered by a duly authorized officer of Special Investment Trust and Mutual Funds Trust and is a valid and legally binding obligation of each of Global Small-Cap Fund and Global Small-Cap Equity Fund enforceable in accordance with its terms.

7.6	No Material Violations. Special Investment Trust and Mutual Funds Trust are not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Declaration of Trust or By-Laws, as may be amended, of Special Investment Trust or Mutual Funds Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which Special Investment Trust or Mutual Funds Trust is a party or by which they are bound.

7.7	Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on Global Small-Cap Fund or Global Small-Cap Equity Fund, each of Global Small-Cap Fund and Global Small-Cap Equity Fund has filed or will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including its current taxable year and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due. Each of Global Small-Cap Fund and Global Small-Cap Equity Fund has elected to be treated as a “regulated investment company” for federal tax purposes, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

7.8	Good and Marketable Title. On the Closing Date, Global Small-Cap Fund will have good and marketable title to its assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to Global Small-Cap Equity Fund. Upon delivery of such assets, Global Small-Cap Equity Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as to adverse claims under Article 8 of the Uniform Commercial Code of which Global Small-Cap Equity Fund has notice and necessary documentation at or prior to the time of delivery.

7.9	Global Small-Cap Equity Fund N-1A Not Misleading. The Global Small-Cap Equity Fund N-1A conforms on the date of the Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

7.10	Proxy Statement. The Proxy Statement delivered to the Global Small-Cap Fund shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects, conforms to the applicable requirements of the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required
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to be stated thereon or necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading.

7.11	Books and Records. Each of Global Small-Cap Fund and Global Small-Cap Equity Fund has maintained all records required under Section 31 of the 1940 Act and rules thereunder.

8.	Conditions Precedent to Closing

The obligations of the parties hereto shall be conditioned on the following:

8.1	Representations and Warranties. The representations and warranties of the parties made herein will be true and correct as of the date of this Agreement and on the Closing Date.

8.2	Shareholder Approval. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of Global Small-Cap Fund Shares in accordance with the 1940 Act and the Declaration of Trust and By-Laws, each as amended, of Special Investment Trust.

8.3	Pending or Threatened Proceedings. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4	Registration Statement. The Mutual Funds Trust N-14 shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such Trust N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The Proxy Statement has been delivered to each shareholder of record of the Global Small-Cap Fund as of [February 26], 2018 in accordance with the provisions of the 1934 Act and the rules thereunder.

8.5	Declaration of Dividend. Special Investment Trust shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Global Small-Cap Fund shareholders all of Global Small-Cap Fund’s investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) for the final taxable period of Global Small-Cap Fund, all of its net capital gain realized in the final taxable period of Global Small-Cap Fund (after reduction for any capital loss carryforward) and all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the final taxable period of Global Small-Cap Fund.

8.6	State Securities Laws. The parties shall have received all permits and other authorizations necessary, if any, under state securities laws to consummate the transactions contemplated herein.

8.7	Performance of Covenants. Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

8.8	Due Diligence. Global Small-Cap Equity Fund shall have had reasonable opportunity to have its officers and agents review the records of Global Small-Cap Fund.

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8.9	No Material Adverse Change. From the date of this Agreement, through the Closing Date, there shall not have been:

•	any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Global Small-Cap Fund or Global Small-Cap Equity Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;

•	any loss (whether or not covered by insurance) suffered by Global Small-Cap Fund or Global Small-Cap Equity Fund materially and adversely affecting of Global Small-Cap Fund or Global Small-Cap Equity Fund, other than depreciation of securities;

•	issued by Special Investment Trust or Mutual Funds Trust to any person any option to purchase or other right to acquire shares of any class of Global Small-Cap Fund or Global Small-Cap Equity Fund Shares (other than in the ordinary course of Mutual Fund Trust’s or Mutual Funds Trust’s business as an open-end management investment company);

•	any indebtedness incurred by Global Small-Cap Fund or Global Small-Cap Equity Fund for borrowed money or any commitment to borrow money entered into by Global Small-Cap Fund or Global Small-Cap Equity Fund except as permitted in Global Small-Cap Fund N-1A or Global Small-Cap Equity Fund N-1A and disclosed in financial statements required to be provided under this Agreement;

•	any amendment to the Declaration of Trust or By-Laws of Special Investment Trust or Mutual Funds Trust that will adversely affect the ability of either Trust to comply with the terms of this Agreement; or

•	any grant or imposition of any lien, claim, charge or encumbrance upon any asset of Global Small-Cap Fund except as provided in Global Small-Cap Fund N-1A so long as it will not prevent Special Investment Trust from complying with Section 7.8.

8.10	Lawful Sale of Shares. On the Closing Date, Global Small-Cap Equity Fund Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by Mutual Funds Trust, and conform in all substantial respects to the description thereof contained in the Mutual Funds Trust N-14 and Proxy Statement furnished to the Global Small-Cap Fund shareholders and the Global Small-Cap Equity Fund Shares to be issued pursuant to paragraph 2.1 of this Agreement will be duly registered under the 1933 Act by the Mutual Funds Trust N-14 and will be offered and sold in compliance with all applicable state securities laws.

8.11	Documentation and Other Actions. Special Investment Trust and Mutual Funds Trust shall have executed such documents and shall have taken such other actions, if any, as reasonably requested to fully effectuate the transactions contemplated hereby.

9.	Addresses

All notices required or permitted to be given under this Agreement shall be given in writing to Eaton Vance Special Investment Trust or Eaton Vance Mutual Funds Trust, as applicable, Two International Place, Boston, MA 02110 (Attention: Chief Legal Officer), or at such other place as shall be specified

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in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

10.	Termination

This Agreement may be terminated by either party upon the giving of written notice to the other, if any of the representations, warranties or conditions specified in Sections 7 or 8 hereof have not been performed or do not exist on or before October 31, 2018. In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders) shall have any liability to the other.

11.       Miscellaneous

This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Special Investment Trust and Mutual Funds Trust represent that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. Special Investment Trust and Mutual Funds Trust represent that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders. In the event that any provision of this Agreement is unenforceable at law or in equity, the remainder of the Agreement shall remain in full force and effect.

12.	Amendments

At any time prior to or after approval of this Agreement by Global Small-Cap Fund shareholders (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of Global Small-Cap Equity Fund Shares to be received by Global Small-Cap Fund shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

13.	Massachusetts Business Trust

References in this Agreement to Special Investment Trust or Mutual Funds Trust mean and refer to the Trustees from time to time serving under its Declarations of Trust on file with the Secretary of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which they conduct their businesses. It is expressly agreed that the obligations of Special Investment Trust or Mutual Funds Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of either Trust personally, but bind only the trust property of the applicable Trust as provided in said Declaration of Trust. The execution and delivery of this Agreement has been authorized by the respective trustees and signed by an authorized officer of each Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the

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applicable Trust as provided in such Declaration of Trust. No series of Special Investment Trust or Mutual Funds Trust shall be liable for the obligations of any other series.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by their officers thereunto duly authorized, as of the day and year first above written.

ATTEST:		EATON VANCE SPECIAL INVESTMENT TRUST

By:

EATON VANCE MUTUAL FUNDS TRUST

By:

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APPENDIX B

OUTSTANDING SHARES AND 5% HOLDERS

Shareholders are entitled to the number of votes equal to the number of shares held by such shareholder. As of the Record Date, the number of Global Small-Cap Fund Class A shares, Class C shares and Class I shares outstanding were [___________];[___________] and [___________], respectively, and the number of Global Small-Cap Equity Fund Class A shares, Class C shares, Class I shares outstanding were [___________];[___________]; and [___________], respectively. Global Small-Cap Equity Fund shareholders are not voting on the proposal.

As of February 28, 2018, the following person(s) held the share percentage of Global Small-Cap Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Class A shares

Class C shares

Class I shares

Beneficial owners of 25% or more of a Class of the Fund are presumed to be in control of that Class for purposes of voting on certain matters submitted to shareholders.

Assuming the Reorganization was consummated on May [__], 2018, such persons would hold the following share percentages in the combined fund:

Class A shares

Class C shares

Class I shares

Beneficial owners of 25% or more of a Class of the Fund are presumed to be in control of that Class for purposes of voting on certain matters submitted to shareholders.

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As of [February 28], 2018, the following person(s) held the share percentage of Global Small-Cap Equity Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Class A shares

Class C shares

Class I shares

Beneficial owners of 25% or more of a Class of the Fund are presumed to be in control of that Class for purposes of voting on certain matters submitted to shareholders.

Assuming the Reorganization was consummated on May [__] 2018, such persons would hold the following share percentages in the combined fund:

Class A shares

Class C shares

Class I shares

Beneficial owners of 25% or more of a Class of the Fund are presumed to be in control of that Class for purposes of voting on certain matters submitted to shareholders.

As of [February 28], 2018, to the knowledge of each Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of Global Small-Cap Fund or Global Small-Cap Equity Fund. The Trustees and officers of each Trust individually and as a group owned beneficially less than 1% of the outstanding shares of each Fund as of that date.

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EATON VANCE MUTUAL FUNDS TRUST
Eaton Vance Global Small-Cap Equity Fund

Two International Place

Boston, Massachusetts 02110

STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH [8], 2018

This Statement of Additional Information (“SAI”) relates specifically to the reorganization of Eaton Vance Global Small-Cap Fund (“Global Small-Cap Fund”), a series of Eaton Vance Special Investment Trust, into Eaton Vance Global Small-Cap Equity Fund (“Global Small-Cap Equity Fund”), a series of Eaton Vance Mutual Funds Trust, whereby Global Small-Cap Fund will transfer substantially all of its assets to Global Small-Cap Equity Fund, and shareholders in Global Small-Cap Fund will receive Class A, Class C and Class I shares of corresponding shares of Global Small-Cap Equity Fund, in exchange for Global Small-Cap Fund’s shares, respectively. This SAI consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein (legally forms a part of the SAI):

(1)	The financial statements of (a) Global Small-Cap Fund included in the Semi-Annual Report to Shareholders for the six-months ended June 30, 2017, previously filed on EDGAR, Accession No. 0001193125-17-268685 and the Annual Report to Shareholders of Global Small-Cap Fund for the fiscal year ended December 31, 2016, previously filed on EDGAR, Accession No. 0001193125-17-059261 (the “Reports”) and (b) Global Small-Cap Equity Fund (formerly Eaton Vance Tax-Managed Global Small-Cap Fund) included in the Annual Report to Shareholders for the fiscal year ended October 31, 2017, previously filed on EDGAR, Accession No. 0001193125-17-380189;

(2)	The Prospectus and Statement of Additional Information of Global Small-Cap Fund each dated May 1, 2017, as supplemented, previously filed on EDGAR, Accession Nos. 0000940394-17-000962; and

(3)	The Prospectus and Statement of Additional Information of Global Small-Cap Equity Fund each dated March 1, 2018 previously filed on EDGAR, Accession Nos. 0000940394-18-[______].

This SAI is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated March [8], 2018 relating to the above-referenced matter. A copy of the Proxy Statement/Prospectus may be obtained by calling Eaton Vance Distributors, Inc. at 1-800-262-1122.

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the Global Small-Cap Fund Annual and Semiannual Reports, and the Global Small-Cap Equity Fund Annual Report, each of which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the twelve months ended October 31, 2017, is intended to present ratios and supplemental data as if the Reorganization of Global Small-Cap Fund into Global Small-Cap Equity Fund had been consummated at the beginning of that period, on November 1, 2016. The Reorganization is intended to consolidate Global Small-Cap Fund with a similar fund.

Each Fund is advised by Boston Management and Research (“BMR”) and sub-advised by Eaton Vance Adviser International Ltd. (“EVAIL”). Each Fund is a diversified series of its respective Trust, each a Massachusetts business trust.

The purpose of the Reorganization is to consolidate the two Funds, each of which invests at least 80% of its net assets in small-cap equity securities. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

Each Fund currently offers Class A, Class C, and Class I shares. In connection with the Reorganization, Class A shareholders of Global Small-Cap Fund will receive Class A shares of Global Small-Cap Equity Fund; Class C shareholders of Global Small-Cap Fund will receive Class C shares of Global Small-Cap Equity Fund; and Class I shareholders of Global Small-Cap Fund will receive Class I shares of Global Small-Cap Equity Fund.

Class A shares of each Fund have the same characteristics and same fee structures. Class A shares of each Fund are offered with a maximum front-end sales load of 5.75% and are subject to annual Rule 12b-1 fees of 0.25%.

Class C shares of each Fund have the same characteristics and same fee structures. Class C shares of each Fund are offered without a sales load, with certain redemptions subject to a maximum 1.00% CDSC, and are subject to annual Rule 12b-1 fees of 1.00%.

Class I shares of each Fund have the same characteristics and same fee structures. Class I shares of each Fund are offered without a sales load and are not subject to Rule 12b-1 fees.

As of December 31, 2017, Global Small-Cap Fund and Global Small-Cap Equity Fund’s net assets amounted to approximately $19 million and $25 million, respectively.

The monthly management fees that each Fund pays to BMR are shown in the following table, as annual percentages of each Fund’s average daily net assets.

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	0.750%
$500 million but less than $1 billion	0.725%
$1 billion but less than $2.5 billion	0.700%
$2.5 billion but less than $5 billion	0.680%
$5 billion and over	0.665%

For each Fund, the effective annual rate of investment advisory fee paid to BMR during the Fund’s most recent fiscal year, based on average daily net assets of the Fund, was 0.75%. BMR pays EVAIL a portion of its fees for sub-advisory services provided to the Funds.

In addition, each Fund is subject to an administrative services fee of 0.15% of average daily net assets annually payable to Eaton Vance Management (“EVM”), each Fund’s administrator.

Global Small-Cap Fund and Global Small-Cap Equity Fund have the same other service providers, as detailed in the following table.

Administrator	Eaton Vance Management Two International Place Boston, MA 02110
Distributor	Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110
Transfer agent	BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-5120,
Custodian	State Street Bank & Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent registered public accounting firm	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

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Effective January 1, 2018, BMR, EVAIL and EVM (“Eaton Vance”), Global Small-Cap Equity Fund’s administrator, agreed to reimburse Global Small-Cap Equity Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class I shares. This expense reimbursement will continue through February 29, 2020. Global Small-Cap Equity Fund formerly invested all of its investable assets in Tax-Managed Global Small-Cap Portfolio (the “Portfolio”), which terminated on January 19, 2018. Upon the termination of the Portfolio, Global Small-Cap Equity Fund began investing directly in securities. Accordingly, the pro forma expenses of the combined Fund described below also reflect adjustments resulting from Global Small-Cap Equity Fund’s transition on January 19, 2018 from implementing its investment strategies by investing solely in the Portfolio to investing directly in investment securities.

On a pro forma basis, for the twelve months ended October 31, 2017, the proposed reorganization of Global Small-Cap Equity Fund and Global Small-Cap Fund, including the previously mentioned changes in expense reimbursement and Global Small-Cap Equity Fund’s transition from investment in the Portfolio to direct investment in investment securities, would have resulted in no change in management fees, no change in distribution fees, a decrease in portfolio operating costs of approximately $91,400, a decrease in registration fees of approximately $36,400, a decrease in legal and accounting services costs of approximately $25,400, a decrease in printing and postage costs of approximately $8,300, a decrease in custodian fees of approximately $7,000, a decrease in transfer and dividend disbursing agent fees of approximately $3,600, a decrease in trustee fees of approximately $500, and a decrease in miscellaneous expenses of $7,900, resulting in an overall decrease in gross operating expenses of approximately $180,500 and an overall decrease in net operating expenses of approximately $22,200 or approximately $0.01 per share on both Global Small-Cap Equity Fund and Global Small-Cap Fund.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. Global Small-Cap Equity Fund is expected to be the accounting survivor after the Reorganization.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either Global Small-Cap Fund or Global Small-Cap Equity Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of Global Small-Cap Fund will receive a proportionate share of any “built-in” (unrealized) gains in Global Small-Cap Equity Fund’s assets, as well as any taxable gains realized by Global Small-Cap Equity Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by Global Small-Cap Equity Fund. As a result, shareholders of Global Small-Cap Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of Global Small-Cap Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Global Small-Cap Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of Global Small-Cap Equity Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Global Small-Cap Fund’s built-in gains (as set forth above), potentially resulting in a tax benefit to Global Small-Cap Fund shareholders. Assuming certain conditions are satisfied, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by Global Small-Cap Fund, Global Small-Cap Equity Fund, or their shareholders as a result of the Reorganization.

As of October 31, 2017, Global Small-Cap Fund had unrealized appreciation of 17.58% of its net assets, and Global Small-Cap Equity Fund had unrealized appreciation of 18.17% of its net assets. As of October 31, 2017, neither Fund had any capital loss carryforwards.

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The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

Global Small-Cap Fund is responsible for bearing the costs of the Reorganization, including printing, mailing and solicitation costs. However, because Global Small-Cap Fund is subject to and currently operates under an expense reimbursement, EVM will bear the costs of the Reorganization, which are estimated to be approximately $35,000.

Global Small-Cap Fund does not anticipate selling any of its assets in connection with the Reorganization.

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PART C

OTHER INFORMATION

Item 15.	Indemnification

Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions.

The Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 16.	Exhibits

(1)		Amended and Restated Declaration of Trust of Eaton Vance Mutual Funds Trust dated April 26, 2016 filed as Exhibit (a) to Post-Effective Amendment No. 261 filed April 28, 2016 (Accession No. 0000940394-16-002422) and incorporated herein by reference.
(2)		Amended and Restated By-Laws of Eaton Vance Mutual Funds Trust adopted April 23, 2012 filed as Exhibit (b) to Post-Effective Amendment No. 193 filed October 5, 2012 (Accession No. 0000940394-12-001018) and incorporated herein by reference.
(3)		Voting Trust Agreement – not applicable.
(4)		Form of Agreement and Plan of Reorganization by and between Eaton Vance Mutual Funds Trust, on behalf of its series Eaton Vance Global Small-Cap Equity Fund (now Eaton Vance Tax-Managed Global Small-Cap Fund), and Eaton Vance Special Investment Trust, on behalf of its series Eaton Vance Global Small-Cap Fund – filed as Appendix A to the Proxy Statement/Prospectus.
(5)		Shareholders rights are set forth in the Registrant’s Amended and Restated Declaration of Trust and By-Laws referenced in Items 16(1) and 16(2) above.
(6)	(a)	Investment Advisory Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Tax-Managed Global Small-Cap Fund, and Boston Management and Research dated January 19, 2018 filed as Exhibit (d)(32) to Post-Effective Amendment No. 291 filed January 25, 2018 (Accession No. 0000940394-18-000064) and incorporated herein by reference.
	(b)	Investment Sub-Advisory Agreement between Boston Management and Research and Eaton Vance Advisers International Ltd. for Eaton Vance Tax-Managed Global Small-Cap Fund dated January 19, 2018 filed as Exhibit (d)(33) to Post-Effective Amendment No. 291 filed January 25, 2018 (Accession No. 0000940394-18-000064) and incorporated herein by reference.
	(c)	Letter of Understanding between Boston Management and Research and Eaton Vance Advisers International Ltd. dated January 19, 2018 filed as Exhibit (d)(34) to Post-Effective Amendment No. 291 filed January 25, 2018 (Accession No. 0000940394-18-000064) and incorporated herein by reference.
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(7)	(a)	(1)	Amended and Restated Master Distribution Agreement effective as of May 1, 2014 between each Trust identified on Schedule A on behalf of each of its series listed on Schedule A, and Eaton Vance Distributors, Inc. filed as Exhibit (e)(1) to Post-Effective Amendment No. 139 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed April 28, 2014 (Accession No. 0000940394-14-000655) and incorporated herein by reference.
		(2)	Amended Schedule A dated January 31, 2018 to Amended and Restated Master Distribution Agreement effective as of May 1, 2014 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 205 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed January 25, 2018 (Accession No. 0000940394-18-000060) and incorporated herein by reference.
	(b)		Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (e)(2) to Post-Effective Amendment No. 85 filed April 26, 2007 (Accession No. 0000940394-07-000430) to the Registration Statement of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) and incorporated herein by reference.
(8)			The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).
(9)	(a)		Amended and Restated Master Custodian Agreement between Eaton Vance Funds and State Street Bank & Trust Company dated September 1, 2013 filed as Exhibit (g)(1) to Post-Effective Amendment No. 211 filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.
	(b)		Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as exhibit (g)(2) to Post-Effective Amendment No. 108 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed September 27, 2010 (Accession No. 0000940394-10-001000) and incorporated herein by reference.
	(c)		Amendment Number 1 dated May 16, 2012 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(3) to Post-Effective Amendment No. 39 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 29, 2012 (Accession No. 0000940394-12-000641) and incorporated herein by reference.
	(d)		Amendment dated September 1, 2013 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(4) to Post-Effective Amendment No. 211 filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.
(10)	(a)	(1)	Master Distribution Plan for Class A, Advisers Class and Investor Class shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(1) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.
		(2)	Amended Schedule A dated January 31, 2018 to Master Distribution Plan for Class A, Advisers Class and Investor Class shares adopted May 1, 2013 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 205 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed January 25, 2018 (Accession No. 0000940394-18-000060) and incorporated herein by reference.
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	(b)	(1)	Master Distribution Plan for Class C shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(3) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.
		(2)	Amended Schedule A dated January 31, 2018 to Master Distribution Plan for Class C shares adopted May 1, 2013 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 205 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed January 25, 2018 (Accession No. 0000940394-18-000060) and incorporated herein by reference.
(11)			Opinion and Consent of Internal Counsel as to legality of securities being registered by Registrant filed herewith.
(12)			Form of Opinion of Ropes & Gray LLP regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus filed herewith.
(13)	(a)	(1)	Amended and Restated Administrative Services Agreement between Eaton Vance Mutual Funds Trust (on behalf of each of its series listed on Appendix A) and Eaton Vance Management dated August 6, 2012 filed as Exhibit (h)(1) to Post-Effective Amendment No. 193 filed October 5, 2012 (Accession No. 0000940394-12-001018) and incorporated herein by reference.
		(2)	Amendment dated October 31, 2014 to the Amended and Restated Administrative Services Agreement between Eaton Vance Mutual Funds Trust (on behalf of each of its series listed on Appendix A) and Eaton Vance Management dated August 6, 2012 filed as Exhibit (h)(1)(b) to Post-Effective Amendment No. 233 filed December 23, 2014 (Accession No. 0000940394-14-001694) and incorporated herein by reference.
		(3)	Amended Appendix A effective May 1, 2015 to the Amended and Restated Administrative Services Agreement filed as Exhibit (h)(1)(c) to Post-Effective Amendment No. 240 filed April 27, 2015 (Accession No. 0000940394-15-000531) and incorporated herein by reference.
	(b)		Transfer Agency and Shareholder Services Agreement effective September 1, 2016 between BNY Mellon Investment Servicing (US) Inc. and the Funds filed as Exhibit (h)(2) to Post-Effective Amendment No. 165 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed September 26, 2016 (Accession No. 0000940394-16-003071) and incorporated herein by reference.
	(c)		Amended and Restated Sub-Transfer Agency Support Services Agreement dated September 1, 2017 between Eaton Vance Management and the Trusts listed on Appendix A filed as Exhibit (h)(2) to Post-Effective Amendment No. 107 of Eaton Vance Series Trust II (File Nos. 002-42722, 811-02258) filed October 26, 2017 (Accession No. 0000940394-17-002088) and incorporated herein by reference.
	(d)	(a)	Expense Waivers/Reimbursements Agreement between Eaton Vance Management and each of the entities (on behalf of certain of their series) listed on Schedule A dated July 31, 2016 filed as Exhibit (h)(4)(a) to Post-Effective Amendment No. 193 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed December 22, 2016 (Accession No. 0000940394-16-003368) and incorporated herein by reference.
		(b)	Amended Schedule A dated January 25, 2018 to the Expense Waivers/Reimbursements Agreement dated July 31, 2016 filed as Exhibit (h)(4)(b) to Post-Effective Amendment No. 205 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed December 21, 2017 (Accession No. 0000940394-18-000060) and incorporated herein by reference.
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(14)		Consent of Independent Registered Public Accounting Firm regarding financial statements of Eaton Vance Global Small-Cap Fund and Eaton Vance Global Small-Cap Equity Fund (now Eaton Vance Tax-Managed Global Small-Cap Fund) filed herewith.
(15)		Omitted Financial Statements – not applicable
(16)		Power of Attorney for Eaton Vance Mutual Funds Trust dated October 17, 2017 filed as Exhibit (q) to Post-Effective Amendment No. 291 filed January 25, 2018 (Accession No. 0000940394-18-000064) and incorporated herein by reference.
(17)	(a)	Form of Proxy Card filed herewith.

Item 17.	Undertakings.

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees to file by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this Registration Statement has been signed on behalf of the Registrant, in the City of Boston, and the Commonwealth of Massachusetts, on the 30th day of January, 2018.

EATON VANCE MUTUAL FUNDS TRUST
By:	/s/ Payson F. Swaffield
Payson F. Swaffield President

Pursuant to the requirements of Section 6(a) of the 1933 Act, this Registration Statement has been signed below by the Registrant’s Principal Executive Officer, Principal Financial and Accounting Officer and a majority of its Trustees on the date indicated:

Signatures	Title	Date
/s/ Payson F. Swaffield
Payson F. Swaffield	President (Chief Executive Officer)	January 30, 2018
/s/ James F. Kirchner	Treasurer (Principal Financial
James F. Kirchner	and Accounting Officer)	January 30, 2018
Thomas E. Faust Jr.*
Thomas E. Faust Jr.	Trustee	January 30, 2018
Mark R. Fetting*
Mark R. Fetting	Trustee	January 30, 2018
Cynthia E. Frost*
Cynthia E. Frost	Trustee	January 30, 2018
George J. Gorman*
George J. Gorman	Trustee	January 30, 2018
Valerie A. Mosley*
Valerie A. Mosley	Trustee	January 30, 2018
William H. Park*
William H. Park	Trustee	January 30, 2018
Helen Frame Peters*
Helen Frame Peters	Trustee	January 30, 2018
Susan J. Sutherland*
Susan J. Sutherland	Trustee	January 30, 2018
Harriett Tee Taggart*
Harriett Tee Taggart	Trustee	January 30, 2018
Scott E. Wennerholm*
Scott E. Wennerholm	Trustee	January 30, 2018

* By: /s/ Maureen A. Gemma
Maureen A. Gemma (As Attorney-in-fact)

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EXHIBIT INDEX

The following exhibits are filed as a part of this Registration Statement:

Exhibit Number	Description

(11)		Opinion and Consent of Internal Counsel as to legality of securities being registered by Registrant
(12)		Form of Opinion of Ropes & Gray LLP regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus
(14)		Consent of Independent Registered Public Accounting Firm regarding financial statements of Eaton Vance Global Small-Cap Fund and Eaton Vance Global Small-Cap Equity Fund (now Eaton Vance Tax-Managed Global Small-Cap Fund)
(17)	(a)	Form of Proxy Card

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